UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 13, 2006



                        Gladstone Investment Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                      814-00704               83-0423116
State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)




                1521 Westbranch Drive, Suite 200
                        McLean, Virginia                        22102
            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (703) 287-5800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 13, 2006, Gladstone Investment Corporation issued a press release announcing its financial results for the fiscal year ended March 31, 2006. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01 Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable

         (d) Exhibits

         Exhibit No.                Description
         -----------                -----------
         Exhibit 99.1               Press release dated June 13, 2006

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gladstone Investment Corporation
                                                  (Registrant)



June 13, 2006                                  By:/s/ Harry Brill
                                     --------------------------------------
                                     (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------
99.1              Press release dated June 13, 2006